UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2012

ZAYO GROUP, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-169979	26-201259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Centennial Parkway, Suite 200, Louisville, CO 80027
(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

Dismissal of previous independent registered public accounting firm:

As previously disclosed in a filing on Form 8-K (the “Original Current Report”) with the Securities and Exchange Commission (“SEC”) made by Zayo Group, LLC (the “Company”) on May 3, 2012, the Company dismissed Grant Thornton LLP (“Grant Thornton”) as its independent registered public accounting firm effective upon the filing of the Company’s March 31, 2012 Quarterly Report on Form 10-Q. On May 15, 2012, the Company filed its March 31, 2012 Quarterly Report on Form 10-Q with the SEC at which time the dismissal of Grant Thornton became effective.

As of the date of the Original Current Report, the Company disclosed that there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K; however, subsequent to filing the Original Current Report, the Company identified an error in accounting for a business combination that occurred during the fiscal year ended June 30, 2010 which materially impacted the reliability of previously issued financial statements. Upon identifying the error as material, the Company filed a Current Report on Form 8-K with the SEC on May 9, 2012 under Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review and subsequently filed an amendment of its June 30, 2011 Annual Report on Form 10-K/A and its September 30, 2011 and December 31, 2011 Quarterly Reports on Form 10-Q/A on May 15, 2012 in order to correct the accounting error. In light of the error and resulting restatements, management has reevaluated the Company’s prior conclusions of the effectiveness of its internal control over financial reporting and disclosure controls and procedures and concluded that the Company’s controls were not effective due to a material weakness in the design of the Company’s internal control over financial reporting in the area of evaluating the fair value of acquired assets and liabilities and recording the related deferred income taxes associated with business combinations. See Amendment No. 1 to the Company’s 2011 Annual Report on Form 10-K/A for a detailed description of the error and the material weakness in internal control over financial reporting.

The Company provided Grant Thornton with a copy of the disclosures it made on the Original Current Report and the disclosures it is making in this Current Report on Form 8-K/A (collectively the “Reports”) prior to the time each of the Reports were filed with the SEC. The Company requested that Grant Thornton furnish a letter addressed to the SEC stating whether or not it agrees with the statements made within the Reports. A copy of Grant Thornton’s letter dated May 17, 2012 related to the Company’s Original Current Report is attached as Exhibit 16.1, and a copy of Grant Thornton’s letter dated May 18, 2012 related to this Form 8-K is attached as Exhibit 16.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter of Grant Thornton dated May 17, 2012.

16.2 Letter of Grant Thornton dated May 18, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAYO GROUP, LLC

By:	/s/ Ken desGarennes
Ken desGarennes
Chief Financial Officer

DATED: May 18, 2012